UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2008

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-15313	13-3033811
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tower Center East Brunswick, NJ	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 418-9300

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information described below under Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers is hereby incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 18, 2008, Paul Hamelin was appointed as President of Savient Pharmaceuticals, Inc. (the "Company"). In connection with his position as President, the Company entered into an amendment of the Employment Agreement, dated May 23, 2006, as subsequently amended on February 15, 2008, with Mr. Hamelin on December 19, 2008.

Pursuant to the amendment, Mr. Hamelin is currently entitled to an annual salary of $406,000. Additionally, under the amendment, if the Company terminates Mr. Hamelin's employment at any time for any reason other than cause, Mr. Hamelin will be entitled to increased amounts as set forth below:

- a lump sum payment equal to 2 times his annual base salary;

- a lump sum payment equal to 1.75 times his target annual bonus; and

- other benefits as set forth in the employment agreement.

If, within 24 months following a change in control of the Company, or following the date of the announcement of a transaction which leads to a change in control of the Company, the Company terminates Mr. Hamelin's employment for any reason other than cause, death or disability or fails to renew the Agreement (if it would otherwise have expired during the period), or Mr. Hamelin terminates his employment for good reason, or the Company or a successor materially breaches any material provision of the Agreement, then Mr. Hameln will be entitled to receive:

- a lump sum payment equal to 2.25 times his annual base salary;

- a lump sum payment equal to 2.25 times his target annual bonus; and

- continuation of medical, life and disability insurance and similar welfare benefits, for 27 months following termination.

The terms "cause", "good reason" and "change in control" are defined in the employment agreement, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

This summary of the amendment is qualified in its entirety by the terms and conditions of the amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc. (Registrant)

Date: December 29, 2008	By:	/s/ Philip K. Yachmetz
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

EX-10.1	Hamelin Employment Agreement Amendment